Exhibit 32.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SteelCloud, Inc. (the "Company") on Form 10-Q for the period ending April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin Murphy Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of MY knowledge:


1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: June 10, 2004

                                               By: /S/ KEVIN MURPHY
                                               ------------------------------
                                               Name: Kevin Murphy
                                               Title: Chief Financial Officer